UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported)  April 19, 2012

GNC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35113	20-8536244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 288-4600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                     Submission of Matters to a Vote of Security Holders.

On April 19, 2012, GNC Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  The following proposals were considered and voted upon by the Company’s stockholders at the Annual Meeting:  (1) the election of four Class I directors of the Company for terms expiring in 2015; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2012; (3) an advisory vote to approve the 2011 compensation paid to the Company’s named executive officers, commonly known as the “say-on-pay” proposal; and (4) an advisory vote to approve the frequency of future advisory votes on executive compensation, commonly known as the “say-on-frequency” proposal.  The tables below represent the final voting results for each matter described above.

1.                                       The following individuals were elected to serve as Class I directors of the Company.  Votes were cast as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Andrew Claerhout	59,267,590	0	34,368,484	3,871,469
David B. Kaplan	60,461,737	0	33,174,337	3,871,469
Amy B. Lane	84,839,387	0	8,796,687	3,871,469
Richard J. Wallace	92,349,273	0	1,286,801	3,871,469

2                                          The appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2012 was ratified.  Votes were cast as follows:

For	Against	Abstain
99,474,413	88,413	4,895

3.                                       The 2011 compensation paid to the Company’s named executive officers was approved by non-binding vote.  Votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
94,992,371	664,451	39,430	3,871,469

4.                                       One year was approved, by non-binding vote, as the frequency of future say-on-pay votes.  Votes were cast as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
92,024,586	75,959	3,586,558	9,149	3,871,469

Based on the results of the advisory vote on the frequency of future say-on-pay votes, the Board of Directors of the Company (the “Board”) has determined that the Company will hold future say-on-pay votes annually.  The Board will reevaluate this determination after the next stockholder advisory vote on the frequency of say-on-pay votes, which will occur no later than the Company’s annual meeting of stockholders in 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2012

GNC HOLDINGS, INC.

	By:	/s/ Gerald J. Stubenhofer, Jr.
Gerald J. Stubenhofer, Jr.
Senior Vice President, Chief Legal Officer and Secretary